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                                                                   EXHIBIT 10.25

                              CONSULTING AGREEMENT

     For the period beginning on the termination of employment and ending on January 2, 2000, the Undersigned agrees to consult with Itel Corporation and its successors, subsidiaries and affiliates ("Itel") on matters on which the Undersigned has worked while employed by Itel. Itel agrees to pay the Undersigned a fee of $30,000 each January 1 this Agreement is in effect. This consultation shall occur at such times and in such manner as to not interfere with any other business activities of the Undersigned. The Undersigned will be reimbursed for any expenses incurred at the direction of Itel and will be paid a mutually determined additional fee for any significant amount of time required for consultant pursuant to this Agreement.

     Dated this 1st day of March, 1995.

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
    ITEL CORPORATION

    By:           /s/ ROD F. DAMMEYER                                           /s/ DON CIVGIN
    ---------------------------------------------                     ------------------------------------------
                 Rod F. Dammeyer                                                   Don Civgin

    Its:    Chief Executive Officer and President                           /s/ JOHN P. MCNICHOLAS JR.
    ---------------------------------------------                     ------------------------------------------
                                                                              John P. McNicholas Jr.

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